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                                                                   EXHIBIT 10.21

                               THIRD AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE

        This Third Amendment to Agreement of Purchase and Sale (this "AMENDMENT") is made as of the ____ day of June, 2004, by and between ARISTOCRAT FUND IV, L.P., a Texas limited partnership ("SELLER") and AUDELIA PLAZA, LTD., a Texas limited partnership ("PURCHASER").

                                    RECITALS

        The following provisions form the basis for this Amendment and are incorporated herein for all purposes:

        A. Seller and Purchaser have previously entered into a certain Purchase and Sale Agreement dated as of February 27, 2004 with respect to the sale of a shopping center commonly known as Plaza Bank Shopping Center situated in Dallas, Texas, as more particularly described in the Purchase Agreement (the "PROPERTY"), which Purchase Agreement was amended by that certain First Amendment to Agreement of Purchase and Sale dated as of March 25, 2004 and by that certain Second Amendment to Agreement of Purchase and Sale dated as of May 5, 2004 (the "SECOND AMENDMENT") (as amended, the "PURCHASE AGREEMENT"). The Purchase Agreement is incorporated herein and made a part hereof for all purposes.

        B. Purchaser and Seller desire to amend the Purchase Agreement as hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller do hereby agree as follows:

        1. DEFINED TERMS. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such capitalized terms in the Purchase Agreement.

        2. LOAN ASSUMPTION APPROVAL. On April 12, 2004, Purchaser exercised its right to extend the time to obtain Loan Approval pursuant to SECTION 5.7(C) of the Purchase Agreement by delivering written notice of such extension to Seller. Pursuant to such notice, the date to obtain Loan Approval was extended to May 12, 2004, and such date was subsequently extended to June 11, 2004 pursuant to the Second Amendment. Purchaser has been working diligently to obtain Loan Approval, but has not yet received the Loan Approval from Lender. Accordingly, Seller and Purchaser hereby agree that Purchaser shall have until 5:00 p.m. on June 28, 2004 to obtain Loan Approval from Lender. In the event that Purchaser is not able to obtain Loan Approval on or before such date, Seller or Purchaser may terminate the Purchase Agreement in which event the Earnest Money shall be returned to Purchaser and the parties shall have no further rights or obligations under the Purchase Agreement except for those which expressly survive termination.

        3. CLOSING DATE. The parties agree that the Closing Date under the Purchase Agreement shall be July 11, 2004, unless otherwise agreed by the parties in writing.

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        4.      INTEGRATION; CONFLICTS. The parties hereto hereby affirm and ratify each and every provision of the Purchase Agreement (as modified hereby), and confirm that the same remains in full force and effect as of the date hereof. In the event of a conflict between the terms of the Purchase Agreement and the terms hereof, the rights and obligations of the parties hereto shall be governed by the terms of this Amendment.

        5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties further agree that an executed facsimile counterpart hereof shall constitute a binding agreement and be treated as an original document.

        6. SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, successors and assigns and the legal representatives of their estates, as the case may apply.

        7. SEVERABILITY. If any term, covenant or condition of this Amendment or its application to any person or circumstances shall be invalid or unenforceable, the remainder of this Amendment, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected, and each term shall be valid and enforceable to the fullest extent permitted by law.

        8. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the internal laws of the State of Texas.


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        EXECUTED as of the date set forth above.

                                SELLER:

                                ARISTOCRAT FUND IV, L.P., a Texas limited partnership

                                By: Today Plaza Center GP, Inc., its General
                                    Partner


                                    By:
                                       -----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                PURCHASER:

                                AUDELIA PLAZA, LTD., a Texas limited partnership

                                By: GP Audelia Plaza, Inc., its general partner


                                    By:
                                       -----------------------------------------
                                        William L. Hutchinson, President